SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: December 23, 2004
                        (Date of earliest event reported)

                             HERLEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                        0-5411                #23-2413500
      --------                        ------                -----------

State of other Jurisdiction of  Commission File Number    I.R.S. Employer
      incorporation                                     Identification Number


101 North Pointe Boulevard, Lancaster Pennsylvania            17601
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     (Address of principal executive office)               (Zip code)

Registrant's telephone number including area code       (717) 735-8117

                -------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 4.01 Changes in Registrant's Certifying Accountant.

     On December 23, 2004, the Registrant determined to end its relationship with Deloitte & Touche LLP, as its independent registered public accounting firm, and engage BDO Seidman, LLP as its new independent registered public accounting firm for fiscal year ending July 30, 2005.

     Deloitte & Touche LLP's reports on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Registrant's two most recent fiscal years and through December 23, 2004, there have been no disagreements or reportable events with the Deloitte & Touche LLP on any matter of accounting principles, or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Deloitte & Touche LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

     During the Registrant's two most recent fiscal years and any subsequent interim period, the Registrant has not consulted with BDO Seidman, LLP regarding any matters or reportable events described in Item 304 (a)(2) of Regulation S-B.

     The Registrant provided to Deloitte & Touche LLP a copy of the disclosures made in this Form 8-K and requested that Deloitte & Touche LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements in this item relating to the relationship with Deloitte & Touche LLP and if not, stating the respects in which it does not agree. A copy of Deloitte & Touche LLP's letter dated December 28, 2004 agreeing with the statements is attached to this report as an Exhibit.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

16 - Letter from Deloitte & Touche LLP

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf aby the undersigned hereunto duly authorized.

                              HERLEY INDUSTRIES, INC.
Date: December 28, 2004
                              By: /s/ Thomas V. Gilboy
                                  ---------------------
                              Thomas V. Gilboy
                              Vice President and Chief Financial Officer